EXHIBIT 99.2

                          GUM TECH INTERNATIONAL, INC.
                        PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

                          GUM TECH INTERNATIONAL, INC.
               UNAUDITED PROFORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2001

The following unaudited proforma combined balance sheet gives effect to the purchase of the 40% ownership interest in Gel Tech, L.L.C. ("Gel Tech") from Zensano, Inc. ("Zensano") by Gum Tech International, Inc. ("Gum Tech") in a transaction accounted for as a purchase. The historical consolidated financial statements of Gum Tech include the operations of Gel Tech as Gum Tech owned a 60% interest in Gel Tech prior to acquiring the 40% interest given effect to in the proforma financial statements. The proforma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated nor is it necessarily indicative of future operating results or financial position. The unaudited proforma balance sheet gives effect to the acquisition as if it had occurred on September 30, 2001. This proforma balance sheet should be read in conjunction with the accompanying notes and related historical financial statements and notes thereto of Gel Tech included herein and of Gum Tech included in its Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Form 10-Q for the quarter ended September 30, 2001 previously filed with the Securities and Exchange Commission.

                                                           Proforma            Proforma
ASSETS                                     Gum Tech       Adjustments          Combined
                                          ------------    ------------       ------------
Current Assets:
   Cash and cash equivalents              $ 25,370,599    $ (6,220,000)(1)   $ 19,150,599
   Accounts receivable                       2,717,270              --          2,717,270
   Inventories                               1,139,971              --          1,139,971
   Prepaid expenses and other                   48,923              --             48,923
   Interest receivable                         110,808              --            110,808
   Notes receivable                          1,200,000              --          1,200,000
                                          ------------    ------------       ------------

     Total Current Assets                   30,587,571      (6,220,000)        24,367,571
                                          ------------    ------------       ------------
Property and Equipment, at cost:
  Office furniture and equipment                67,080              --             67,080
  Leasehold improvements                         2,112              --              2,112
                                          ------------    ------------       ------------
                                                69,192              --             69,192
  Less accumulated depreciation                (30,172)             --            (30,172)
                                          ------------    ------------       ------------

    Net Property and Equipment                  39,020              --             39,020
                                          ------------    ------------       ------------
Other Assets:
  Intangible assets                                 --       1,123,600(1)       1,123,600
  Goodwill                                          --      15,738,427(1)      15,738,427
  Deposits and other                           388,821              --            388,821
                                          ------------    ------------       ------------

    Total Other Assets                         388,821      16,862,027         17,250,848
                                          ------------    ------------       ------------

    Total Assets                          $ 31,015,412    $ 10,642,027       $ 41,657,439
                                          ============    ============       ============

              The accompanying notes are an integral part of these unaudited proforma combined condensed financial statements.

                          GUM TECH INTERNATIONAL, INC.
               UNAUDITED PROFORMA COMBINED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2001


                                                                         Proforma           Proforma
LIABILITIES AND STOCKHOLDERS' EQUITY                      Gum Tech      Adjustments         Combined
                                                        ------------    ------------      ------------
Current Liabilities:
  Accounts payable and accrued expenses                 $  1,212,262    $         --      $  1,212,262
  Customer deposits                                            8,576              --             8,576
  Sales returns and allowances                               725,463              --           725,463
  Notes payable                                            1,000,000              --         1,000,000
  Income tax payable                                          75,000              --            75,000
  Current portion of long-term debt                               --       2,240,982(1)      2,240,982
                                                        ------------    ------------      ------------

    Total Current Liabilities                              3,021,301       2,240,982         5,262,283
                                                        ------------    ------------      ------------

Long-Term Debt, net of current portion above                      --       7,889,637(1)      7,889,637
                                                        ------------    ------------      ------------

Minority interest in consolidated affiliate                 (511,408)        511,408(1)             --
                                                        ------------    ------------      ------------

Commitments and Contingencies                                     --              --                --
                                                        ------------    ------------      ------------
Stockholders' Equity:
  Preferred stock                                                 --              --                --
  Common stock                                            33,120,651              --        33,120,651
  Additional paid in capital                               3,701,529              --         3,701,529
  Treasury stock                                              (6,530)             --            (6,530)
  Accumulated deficit                                     (8,310,131)             --        (8,310,131)
                                                        ------------    ------------      ------------

    Total Stockholders' Equity                            28,505,519              --        28,505,519
                                                        ------------    ------------      ------------

    Total Liabilities and Stockholders' Equity          $ 31,015,412    $ 10,642,027      $ 41,657,439
                                                        ============    ============      ============

              The accompanying notes are an integral part of these unaudited proforma combined condensed financial statements.

                          GUM TECH INTERNATIONAL, INC.
          UNAUDITED PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

The following unaudited proforma combined statement of operations and per share data gives effect to the purchase of the 40% ownership interest in Gel Tech from Zensano by Gum Tech in a transaction accounted for as a purchase. The historical financial statements of Gum Tech include the operations of Gel Tech as Gum Tech owned a 60% interest in Gel Tech prior to acquiring the additional 40% interest given effect to in the proforma financial statements. The proforma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated nor is it necessarily indicative of future operating results or financial position. The unaudited proforma statement of operations gives effect to the acquisition as if it had occurred on January 1, 2000. This proforma statement of operations should be read in conjunction with the accompanying notes and related historical financial statements and notes thereto of Gel Tech included herein and of Gum Tech included in its Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Form 10-Q for the quarter ended September 30, 2001 previously filed with the Securities and Exchange Commission.

                                                                                       Proforma            Proforma
                                                                        Gum Tech      Adjustments          Combined
                                                                      ------------    ------------       ------------
Net sales                                                             $ 10,563,714    $         --       $ 10,563,714
Cost of sales                                                            2,847,093              --          2,847,093
                                                                      ------------    ------------       ------------

    Gross Profit                                                         7,716,621              --          7,716,621

Operating expenses                                                       9,631,057          45,145(3)       9,676,202
Research and development                                                   586,229              --            586,229
                                                                      ------------    ------------       ------------

    Income (Loss) From Operations                                       (2,500,665)        (45,145)        (2,545,810)
                                                                      ------------    ------------       ------------
Other Income (Expense):
  Interest and other income                                                255,199              --            255,199
  Interest expense                                                         (91,574)        230,453(2)        (322,027)
                                                                      ------------    ------------       ------------

    Total Other Income (Expense)                                           163,625        (230,453)           (66,828)
                                                                      ------------    ------------       ------------
Income (Loss) Before Provision For Income Taxes
  and Minority Interest                                                 (2,337,040)       (275,598)        (2,612,638)

Provision for income taxes                                                      --              --                 --
Minority interest in earnings (loss) of consolidated affiliate            (403,861)        403,861(4)              --
                                                                      ------------    ------------       ------------

Net Income (Loss) From Continuing Operations                          $ (1,933,179)   $   (679,459)      $ (2,612,638)
                                                                      ============    ============       ============

Net Income (Loss) From Continuing Operations Per
  Basic and Diluted Share of Common Stock                             $       (.21)                      $       (.28)

Weighted Average Number of Basic and Diluted
  Common Shares Outstanding                                              9,235,821                          9,235,821

              The accompanying notes are an integral part of these unaudited proforma combined condensed financial statements.

                          GUM TECH INTERNATIONAL, INC.
          UNAUDITED PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

The following unaudited proforma combined statement of operations and per share data gives effect to the purchase of the 40% ownership interest in Gel Tech from Zensano by Gum Tech in a transaction accounted for as a purchase. The historical financial statements of Gum Tech include the operations of Gel Tech as Gum Tech owned a 60% interest in Gel Tech prior to acquiring the additional 40% interest given effect to in the proforma financial statements. The proforma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated nor is it necessarily indicative of future operating results or financial position. The unaudited proforma statement of operations gives effect to the acquisition as if it had occurred on January 1, 2000. This proforma statement of operations should be read in conjunction with the accompanying notes and related historical financial statements and notes thereto of Gel Tech included herein and of Gum Tech included in its Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Form 10-Q for the quarter ended September 30, 2001 previously filed with the Securities and Exchange Commission.

                                                                                  Proforma            Proforma
                                                                   Gum Tech      Adjustments          Combined
                                                                 ------------    ------------       ------------
Net sales                                                        $ 10,817,286    $         --       $ 10,817,286
Cost of sales                                                       3,410,904              --          3,410,904
                                                                 ------------    ------------       ------------

    Gross Profit                                                    7,406,382              --          7,406,382

Operating expenses                                                 15,648,112          60,193(3)      15,708,305
Research and development                                              433,560              --            433,560
                                                                 ------------    ------------       ------------

    Income (Loss) From Operations                                  (8,675,290)        (60,193)        (8,735,483)
                                                                 ------------    ------------       ------------
Other Income (Expense):
  Interest and other income                                           283,504              --            283,504
  Interest expense                                                   (433,237)        594,720(2)      (1,027,957)
                                                                 ------------    ------------       ------------

    Total Other Income (Expense)                                     (149,733)       (594,720)          (744,453)
                                                                 ------------    ------------       ------------
Income (Loss) Before Provision For Income Taxes
 and Minority Interest                                             (8,825,023)       (654,913)        (9,479,936)

Provision for income taxes                                              8,585              --              8,585
Minority interest in earnings (loss) of consolidated affiliate     (2,667,165)      2,667,165(4)              --
                                                                 ------------    ------------       ------------

Net Income (Loss) From Continuing Operations                     $ (6,166,443)   $ (3,322,078)      $ (9,488,521)
                                                                 ============    ============       ============
Net Income (Loss) From Continuing Operations Per
  Basic and Diluted Share of Common Stock                        $       (.69)                      $      (1.07)

Weighted Average Number of Basic and Diluted Common
  Shares Outstanding                                                8,906,635                          8,906,635

              The accompanying notes are an integral part of these unaudited proforma combined condensed financial statements.

                          GUM TECH INTERNATIONAL, INC.
                 NOTES TO UNAUDITED PROFORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION

     On December 5, 2001 Gum Tech entered into a Purchase Agreement (the "Agreement") to acquire the 40% interest in Gel Tech owned by Zensano, Inc. Gum Tech now owns 100% of Gel Tech. Under the terms of the Agreement, Gum Tech paid $6.1 million in cash at closing and will make four subsequent cash payments of $2.75 million each spread out over the next two years, for a total cash purchase price of $17.1 million. The purchase price is subject to an adjustment if total net sales of Gel Tech exceed $17.0 million in 2001. In addition, Gum Tech will pay a two percent royalty on net sales in excess of $6.0 million in the first quarter of 2002, and further, will compensate Zensano with an additional amount if Gum Tech sells all or part of Gel Tech within twelve months of closing the transaction that results in net proceeds to Gum Tech in excess of the amount paid to Zensano.

     The historical consolidated financial statements of Gum Tech include the operations of Gel Tech as Gum Tech owned a 60% interest in Gel Tech prior to acquiring the additional 40% interest from Zensano.

     The proforma combined condensed balance sheet gives effect to the purchase of the 40% ownership interest in Gel Tech from Zensano in a transaction accounted for as a purchase. The transaction is reflected in the proforma balance sheet as if it occurred on September 30, 2001.

     The proforma combined condensed statements of operations give effect to the purchase of the 40% ownership interest in Gel Tech from Zensano in a transaction accounted for as a purchase. The transaction is reflected in the proforma statements of operations as if it occurred on January 1, 2000. The historical statements of operations of Gum Tech do not report the operations of Gum Tech's gum operations which was an operating segment that has been discontinued. Rules of the Securities and Exchange Commission require only the portion of the statement of operations through income from continuing operations to be used in preparing proforma financial results.

     Proforma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited proforma financial information presented herein is not necessarily indicative of the results of operations or financial position that Gum Tech would have obtained had such events occurred at the beginning of the year, as assumed, or of the future results of Gum Tech. The proforma financial statements should be read in conjunction with the historical financial statements and notes thereto included in Gum Tech's Annual Report on Form 10-K/A for the year ended December 31, 2000 and the Form 10-Q for the quarter ended September 30, 2001 previously filed with the Securities and Exchange Commission.

2.   PROFORMA NET INCOME (LOSS) FROM  CONTINUING  OPERATIONS PER SHARE OF COMMON
     STOCK

     The proforma net income (loss) from continuing operations per share of common stock is based on the weighted average number of common shares outstanding during the periods.

3.   PROFORMA ADJUSTMENTS

     Adjustments to present the proforma combined condensed financial statements are as follows:

                          GUM TECH INTERNATIONAL, INC.
                 NOTES TO UNAUDITED PROFORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

3.   PROFORMA ADJUSTMENTS (CONTINUED)

     1. Record the purchase of the 40% ownership interest in Gel Tech for $17,120,000 less the imputed interest on the note payable to Zensano of $869,381, resulting in a net purchase price of $16,250,619. The Company estimates legal expenses and other direct costs of the acquisition to be approximately $100,000 which are added to the cost of the assets acquired.

     2. Record interest expense on the note payable incurred for the purchase of the 40% ownership interest in Gel Tech. The note is a non-interest bearing note and the Company has imputed interest at 6.5% per annum.

     3. Record amortization expense of the patent recorded in the acquisition. The patent is amortized over its remaining life of 224 months as of January 1, 2000. The goodwill has an indefinite life and is not amortized.

     4. To remove the minority interest in earnings (loss) of consolidated affiliate. The purchase of the 40% ownership interest in Gel Tech results in Gum Tech owning 100% of Gel Tech and there is no longer a minority interest in the earnings (loss) of Gel Tech.